UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): December 20, 2016

CACHET FINANCIAL SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37913	27-2205650
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18671 Lake Drive East

Southwest Tech Center A

Minneapolis, MN 55317

(Address of principal executive offices) (Zip Code)

(952) 698-6980

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Trooien Capital Settlement Agreement

On December 20, 2016, Cachet Financial Solutions, Inc. (the “Company”) entered into a settlement agreement and full release (the “Agreement”) with Trooien Capital, LLC (“Trooien”). Pursuant to the Agreement, the Company agreed to pay to Trooien a total of $3.1 million (the “Settlement Payment”) and to issue a warrant to purchase 500,000 shares of the Company’s common stock at the lower of $5.55 per share and 80% of the Company’s per share price in the next underwritten public offering, in settlement of the Company’s note payable to Trooien, due December 12, 2016 in the amount of $2.3 million, plus interest accrued but unpaid thereon. In exchange for the Settlement Payment and warrants, Trooien, within one business day after receipt of the Settlement Payment and warrants, will take all necessary steps to remove, terminate or otherwise release any and all interest in any tangible or intangible assets of the Company.

The Company fully repaid the $3.1 million due to Trooien as of December 23, 2016.

FirstFire Note

The Company entered into a securities purchase agreement with FirstFire Global Opportunities Fund, LLC (the “FirstFire”), pursuant to which the Company issued convertible promissory notes with an aggregate principal balance of $550,000 (the “FirstFire Note”). FirstFire funded $550,000 of principal due under the FirstFire Note and after giving effect to original issue discount the Company has received gross proceeds of $500,000 on December 22, 2016. The FirstFire Note bears interest at a rate of 5% per annum and is due June 12, 2017. Prior to an event of default, amounts funded under the FirstFire Note are convertible into shares of the common stock of the Company, at price equal to the lowest of $5.55 per share or a price per share equal to 80% of the price in the Company’s next offering (the “Conversion Price”). Upon prepayment, the Company must pay FirstFire an amount equal to: (A) within 30 days of the date of issuance, 105%, (B) between 31 and 60 days of the date of issuance, 110%, (C) between 61 days and 120 days of the date of issuance, 115%, (D) between 121 days and 150 days of the date issuance, 125% and (E) thereafter, 135%, multiplied by the principal amount.

Cachet also issued FirstFire a warrant to purchase up to 89,190 shares of common stock at an exercise price equal to the Conversion Price. Cachet also granted FirstFire piggy-back registration rights.

The securities purchase agreement, convertible promissory note and warrant are attached hereto as Exhibit 10.1 and are incorporated herein by reference. The foregoing description is qualified in its entirety by the terms set forth in the Exhibit hereto.

Additional Private Placement Investments

On December 23, 2016, Company entered into a securities purchase agreement with the Sydne and Allan Bortel Family Trust, the Brian and Suzanne Swift Living Trust and Howard Miller (the “Investors”) pursuant to which the Company agreed to issue to the Investors convertible notes, due December 2017, in an aggregate principal amount of $131,580 and warrants to purchase 21,337 shares of the Company’s common stock, subject to adjustments, in exchange for an aggregate purchase price of $125,000, payable in cash. The notes and the warrants are being issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D thereunder.

The notes will not bear any interest and are payable in full in December 2017. The Investors may elect to convert the principal amount of the notes into shares of the Company’s common stock at any time before maturity date at a conversion price per share equal to the lower of $7.00 and 80% of the per share price of the Company’s common stock in the Company’s next underwritten public offering. The Company will have the right to require the Investors to convert the notes into shares of the Company’s common stock at that conversion price if the Company’s common stock is listed on the Nasdaq Capital Market, the Nasdaq Global Market or the Nasdaq Global Select Market. The warrants will have an exercise price per share equal to the lower of $5.55 and 80% of the per share price of the Company’s common stock in the Company’s next underwritten public offering, subject to adjustments, and are exercisable for a five-year period.

The Company is required to file with the Securities and Exchange Commission (the “SEC”) a registration statement covering the resale of the shares of the Company’s common stock issuable under the notes and the warrants within 21 days following the consummation of the Company’s next underwritten public offering or 90 days following the date on which the Company’s current financing plan is terminated. If the Company fails to file a registration statement in a timely manner it will be required to issue to the Investors additional warrants to purchase shares of the Company’s common stock.

Convertible Term Promissory Notes

On December 22, 2016, the Company issued a Convertible Term Promissory Note to Jon D and Linda W Gruber Trust (“Gruber”) in the amount of $75,000, payable in cash (the “Gruber Note”). The Gruber Note is unsecured, bears interest at a rate of 8% per annum and is payable in full on March 22, 2017, which may, under certain circumstances, be extended to May 31, 2017. The Company may not prepay the note without the consent of Gruber. Gruber will have the right, at its sole option and discretion, to convert the principal and interest under the Gruber Note into shares of the Company’s common stock following an offering that results in the Company’s common stock being listed on any exchange operated by the Nasdaq Stock Market LLC (an “Uplist Transaction”) at a rate equal to the lower of $7.00 per share and 80% of the Company’s per share price in the Uplist Transaction. As consideration for entering into the Gruber Note, the Company also issued to Gruber a warrant to purchase 3,379 shares of common stock, exercisable for a five-year period from the date of issuance, at the lower of $5.55 per share and 80% of the Company’s per share price in the Company’s next underwritten public offering. The notes and the warrants are being issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D thereunder.

On December 22, 2016, the Company issued a Convertible Term Promissory Note to FLMM Ltd. (“FLMM”) in the amount of $1,440,000, payable in cash (the “FLMM Note”). The FLMM Note is secured by substantially all of the assets of the Company’s operating subsidiary, bears interest at a rate of 8% per annum and is payable in full on March 22, 2017, which may, under certain circumstances, be extended to May 31, 2017. The Company may not prepay the note without the consent of FLMM. FLMM will have the right, at its sole option and discretion, to convert the principal and interest under the FLMM Note into shares of the Company’s common stock following an offering that results in an Uplist Transaction at a rate equal to the lower of $7.00 per share and 80% of the Company’s per share price in the Uplist Transaction. As consideration for entering into the FLMM Note, the Company also issued to FLMM a warrant to purchase 64,865 shares of common stock, exercisable for a five-year period from the date of issuance, at the lower of $5.55 per share and 80% of the Company’s per share price in the Company’s next underwritten public offering. The notes and the warrants are being issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D thereunder.

On December 22, 2016, the Company issued a Convertible Term Promissory Note to James L. Davis, a director of the Company (“Mr. Davis”) in the amount of $50,000, payable in cash (the “Davis Note”). The Davis Note is unsecured, bears interest at a rate of 8% per annum and is payable in full on March 22, 2017, which may, under certain circumstances, be extended to May 31, 2017. The Company may not prepay the note without the consent of Mr. Davis. Mr. Davis will have the right, at his sole option and discretion, to convert the principal and interest under the Davis Note into shares of the Company’s common stock following an Uplist Transaction at a rate equal to the lower of $7.00 per share and 80% of the Company’s per share price in the Uplist Transaction. As consideration for entering into the Davis Note, the Company also issued to Mr. Davis a warrant to purchase 2,253 shares of common stock, exercisable for a five-year period from the date of issuance, at the lower of $5.55 per share and 80% of the Company’s per share price in the Company’s next underwritten public offering. The notes and the warrants are being issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D thereunder.

On December 22, 2016, the Company issued a Convertible Term Promissory Note to Michael J. Hanson, a director of the Company (“Mr. Hanson”) in the amount of $85,000, payable in cash (the “Hanson Note”). The Hanson Note is unsecured, bears interest at a rate of 8% per annum and is payable in full on March 22, 2017, which may, under certain circumstances, be extended to May 31, 2017. The Company may not prepay the note without the consent of Mr. Hanson. Mr. Hanson will have the right, at his sole option and discretion, to convert the principal and interest under the Hanson Note into shares of the Company’s common stock following an Uplist Transaction at a rate equal to the lower of $7.00 per share and 80% of the Company’s per share price in the Uplist Transaction. As consideration for entering into the Hanson Note, the Company also issued to Mr. Hanson a warrant to purchase 3,829 shares of common stock, exercisable for a five-year period from the date of issuance, at the lower of $5.55 per share and 80% of the Company’s per share price in the Company’s next underwritten public offering. The notes and the warrants are being issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D thereunder.

Item 1.02 Termination of a Material Definitive Agreement

The information in Item 1.01 hereof related to “Trooien Capital Settlement Agreement” is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 hereof is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information in Item 1.01 hereof is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description

10.1	Form of Securities Purchase Agreement dated December 12, 2016 (together with form of registration rights agreement, promissory note and warrant).

10.2	Settlement Agreement and Full Release, dated as of December 20, 2016, by and between Cachet Financial Solutions, Inc. and Trooien Capital, LLC (together with warrant agreement).

10.3	Securities Purchase Agreement, dated October 21, 2016, by and among the Company and the investors party thereto (as updated to reflect the sale of additional securities) (includes a form of convertible promissory note and a form of warrant to purchase common stock).

10.4	Loan Agreement, dated as of December 22, 2016, by and among the Company and Jon D and Linda W Gruber Trust (together with warrant agreement)

10.5	Loan Agreement, dated as of December 22, 2016, by and among the Company and FLMM Ltd (together with warrant agreement)

10.6	Loan Agreement, dated as of December 22, 2016, by and among the Company and James L. Davis (together with warrant agreement)

10.7	Loan Agreement, dated as of December 22, 2016, by and among the Company and Michael J. Hanson (together with warrant agreement)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CACHET FINANCIAL SOLUTIONS, INC.:
(Registrant)

By:	/s/ Bryan D. Meier
Bryan D. Meier
Executive Vice President and
Chief Financial Officer

Dated:	December 27, 2016